UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event) October 23, 2007

                                KOPIN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                               000-19882                      04-2833935
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(State or Other Jurisdiction         (Commission                   (IRS Employer
of Incorporation)                    File Number)            Identification No.)

                    200 John Hancock Road, Taunton, MA 02780
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule
            or Standard; Transfer of Listing.
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         Kopin Corporation issued a press release on October 23, 2007, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced that The Board of Directors of the NASDAQ Stock Market LLC has granted the Company additional time to regain compliance with Nasdaq rules regarding the timely filing of periodic reports with the U.S. Securities and Exchange Commission. The Board instructed the Nasdaq staff to give Kopin until December 17, 2007 to file all delinquent periodic reports necessary to regain compliance with the filing requirement outlined in Rule 4310(c)(14). If Kopin has not regained compliance by December 10, 2007, the Board instructed the Nasdaq staff to discuss the reason for the Company's inability to regain compliance and update the Board on whether the staff believes Kopin's Common Stock should remain listed.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits.

         99.1  Kopin Corporation Press Release, dated October 23, 2007.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KOPIN CORPORATION


Dated: October 23, 2007                    By: /s/ Richard Sneider
                                               ---------------------------
                                           Richard Sneider
                                           Treasurer and Chief Financial Officer
                                           (Principal Executive Officer)